UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 11, 2026
Date of Report (date of earliest event reported)
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McGraw Hill, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-42764 (Commission File Number)	87-1259704 (I.R.S. Employer Identification Number)

8787 Orion Place Columbus, OH 43240 (Address of principal executive offices and zip code)
(Registrant's telephone number, including area code): (614) 430-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.001	MH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition
On February 11, 2026, McGraw Hill, Inc. issued a press release announcing its results for the fiscal quarter ended December 31, 2025. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
The information contained in this Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 9.01 - Financial Statements and Exhibits
(d): Exhibits.

Exhibit Number	Description
99.1	Press Release dated February 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCGRAW HILL, INC.

By:	/s/ David Stafford
Name:	David Stafford
Title:	Executive Vice President, General Counsel, and Secretary
Date: February 11, 2026